SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ____________________________________

                                  FORM 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 30, 1998 (October 14,
1998)


                          CAI WIRELESS SYSTEMS, INC.


            (Exact Name of Registrant as Specified in its Charter)



     Connecticut                       0-22888                         06-1324691
   (State or other                (Commission File                    (IRS Employer
   jurisdiction of                     Number)                     Identification No.)
   incorporation)




            18 CORPORATE WOODS BLVD., THIRD FLOOR, ALBANY, NY 12211
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code  (518) 462-2632





         (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

     On October 14, 1998, in connection with the consummation of the Joint Reorganization Plan of CAI Wireless Systems, Inc. and Philadelphia Choice Television, Inc. (the "Plan"; see registrant's Current Reports on Form 8-K dated July 1, July 15, and October 15, 1998 for additional information regarding the Plan and other matters relating to registrant's Chapter 11 proceeding), CAI Wireless Systems, Inc. (the "Company" or the "registrant") issued 17,241,379 shares of its common stock, par value $.01 per share (the "Common Stock"). The Common Stock is the only voting securities that the registrant currently has authorized.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock of each person known to the Company as of the date hereof that is the beneficial owner of more than ten percent (10%) of the Common Stock:

                                                Number of Shares of Common
                                                 Stock BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER                                            PERCENT OF CLASS
Merrill Lynch Global Allocation Fund, Inc.             8,143,458(1)                 47.2%
800 Scudders Mill Road
Plainsboro, New Jersey 08536

Moore Global Investments, Ltd.(2)                      1,862,059                    10.8%
C/o Citco Fund Services (Bahamas) Ltd.
The Bahamas Financial Centre
P.O. Box CB-13136
Nassau, Bahamas

Moore Capital Management, Inc.(2)                      1,862,059(3)                 10.8%
1251 Avenue of the Americas
New York, New York 10020

Louis M. Bacon(2)                                      2,270,715(4)                 13.2%
1251 Avenue of the Americas
New York, New York 10020

(1) Includes (i) 4,667,059 shares of Common Stock issued to Merrill Lynch Global Allocation Fund, Inc. ("MLGAF") as part of the consideration received by the holders of the registrant's 12 1/4 % Senior Notes due 2002 in accordance with the Plan, (ii) 1,235,020 shares of Common Stock issued to MLGAF as the consideration received by the holders of certain subordinated indebtedness of registrant in accordance with the Plan, and (iii) 2,241,379 shares of Common Stock issued to MLGAF as consideration for the purchase by MLGAF of $80,000,000 of senior secured obligations of registrant.

(2) Information regarding Moore Global Investments, Ltd., a Bahamian corporation ("MGI"), Moore Capital Management, Inc., a Connecticut corporation ("MCM"), Remington Investment Strategies, L.P. ("RIS"), Moore Capital Advisors, LLC and Louis M. Bacon is based solely upon information contained in documents filed by or on behalf of such entities with the Securities and Exchange Commission.

(3) Includes 1,862,059 shares of Common Stock issued to MGI. MCM serves as discretionary investment manager to MGI. MCM may be deemed to have an indirect beneficial ownership interest in the Common Stock held for the account of MGI. Information regarding MGI and MCM is based solely upon information contained in documents filed by or on behalf of such entities with the Securities and Exchange Commission.

(4) Includes (i) 1,862,059 shares of Common Stock issued to MGI, and (ii) 408,656 shares of Common Stock issued to RIS. Mr. Bacon is (a) Chairman and Chief Executive Officer, director and controlling shareholder of MCM, and (b) Chairman and Chief Executive Officer, director and majority interest holder in Moore Capital Advisors, LLC, a registered commodity trading advisor and commodity pool operator that serves as general partner and discretionary fund manager to RIS.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CAI WIRELESS SYSTEMS, INC.



                                 By: /S/ JARED E. ABBRUZZESE
                                   Jared E. Abbruzzese
                                   Chairman and Chief Executive Officer

Date: October 30, 1998